Taxation	12 Months Ended
Dec. 31, 2014
TAXATION [Abstract]
Taxation
6.	TAXATION

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on its income or capital gains. In addition, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

Hong Kong

The Group’s subsidiaries incorporated in Hong Kong were subject to a 16.5% tax rate for the years ended December 31, 2012, 2013 and 2014, respectively.

Singapore

Games International is subject to income tax on taxable income as reported in its statutory financial statements adjusted in accordance with Singapore income tax legislation. Games International was subject to an income tax rate of 17% for the years ended December 31, 2012, 2013 and 2014.

China

The PRC Corporate Income Tax Law (“CIT”), among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises.

Various preferential income tax rates are available for qualified enterprises in encouraged sectors of the economy. Companies that qualify as high and new technology enterprises, a status which is reassessed every three years, are subject to a lower income tax rate of 15%. Companies that qualify as software development enterprises are exempt from income tax for two years and subject to an income tax rate of 12.5% for the following three years. Companies that qualify as national key software enterprises are subject to a lower income tax rate of 10% for the period in which they are recognized. From 2012, the status of national key software enterprises is reassessed every two years.

Shengqu and Chengdu Aurora have been recognized as “high and new technology enterprises” and enjoyed the 15% preferential rate status for 2012, 2013, and 2014. In addition, Shengqu also obtained qualification as a “key national software enterprise” for 2011 and 2012 in May 2013, which entitled it to a preferential income tax rate of 10%. As a result, Shengqu reversed in the second quarter of 2013 RMB97.2 million in income tax expense previously recognized for the excess tax charged in 2011 and 2012. In April 2014, Shengqu was again recognized as a national key software enterprise retrospectively for 2013 and 2014 and reversed, in the second quarter of 2014, RMB55.2 million (US$8.9 million) of income tax expense previously recognized for the excess tax charged in 2013 based on the higher 15% tax rate. Effectively, Shengqu was entitled to preferential income tax rates of 10% for the years 2012, 2013, and 2014, respectively.

In 2011 and 2014, Chengdu Aurora successfully renewed its high and new technology enterprise status, and extended its 15% tax rate for 2012, 2013, and 2014.

In 2010, Lansha obtained the “high and new technology enterprise” 15% preferential rate status for a three-year period which expired December 31, 2012. In 2014, Lansha was recognized as a high and new technology enterprise retrospectively for 2013 and 2014. As a result, it was entitled to a lower income tax rate of 15% for 2013 and 2014 and reversed, in 2014, RMB11.2 million (US$1.8 million) of income tax expense previously recognized for the excess tax charged in 2013 based on the higher 25% tax rate. Effectively, the statutory tax rate for 2012, 2013 and 2014 for Lansha was 15%.

Shengji obtained approval for “high and new technology enterprise” status in 2012, which is effective for three years from 2012 to 2014. In April 2010, Shengji, as a “software development enterprise”, was granted a two-year CIT exemption for the years 2009 and 2010 followed by a three year 50% CIT reduction on its taxable income for the years 2011 through 2013, which was effective retroactively from January 1, 2009. However, in 2012, Shengji was re-assessed by the relevant tax bureau and asked to pay additional tax charges of RMB21.9 million related to 2011 because it was asserted that Shengji did not qualify for the preferential tax rate of 12.5% (50% of 25% CIT statutory rate) for the years from 2011 to 2013. The retroactive tax charge was recorded in 2012 as income tax expense. Beyond this immaterial additional tax charge for Shengji in 2012, the Group did not have, and does not have, any other material uncertain tax positions. Therefore, Shengji effectively was subject to an income tax rate of 15% as a “high and new technology enterprise” for 2012, 2013 and 2014.

The Corporate Income Tax Law also imposes a 10% withholding tax for dividends distributed by a foreign invested enterprise to its immediate holding company outside China. Where an appropriate tax treaty is in place between the PRC and another relevant jurisdiction, rates below 10% may be available. Holding companies in Hong Kong, for example, are subject to a 5% withholding tax rate. In 2012, 2013 and 2014, in light of the special dividend declared to shareholders described in Note 2(29), and the possibility of dividends in the future based upon past experience, withholding tax was accrued, and continues to be accrued, for the Group’s PRC subsidiaries (as described below) based on a 5% tax rate. Amounts accrued and recognized in income tax expense were RMB54.5 million, RMB54.4 million and RMB49.8 million, respectively, in 2012, 2013 and 2014, for certain of the accumulated undistributed profits in the Group's PRC entities.

The Group has not accrued any tax for the outside basis difference represented by the accumulated undistributed profits of its VIEs, which amounted to RMB1,914.2 million at December 31, 2014 as, after review, it was determined that relevant tax laws and regulations provide for tax-free transfer of such amounts to the Group's PRC subsidiaries; moreover, the Group has the intent and ability to indefinitely reinvest such accumulated profits for expansion of its PRC business, in line with its strategic goals. With respect to the Group's PRC subsidiaries (exclusive of its VIEs), the Group has provided withholding tax accruals on all of the accumulated undistributed profits of such entities based upon the Group's anticipated higher level needs and past evidence of distributions (such as a 2011 special dividend).

Korea

Actoz and Eyedentity are subject to income tax on taxable income as reported in their statutory financial statements adjusted in accordance with the Corporate Income Tax Law of the Republic of Korea (the “Korea Income Tax Laws”). Under the Korea Income Tax Laws, corporations are subject to progressive tax rates: 11% for a corporation's annual taxable income up to KRW200 million, 22% for a corporation's annual taxable income over KRW200 million but less than KRW 20 billion, and 24.2% for a corporation's annual taxable income over KRW20 billion for the years ended December 31, 2012, 2013 and 2014. The foregoing tax rates include resident tax surcharges in accordance with the Korea Income Tax Laws and local tax laws. Actoz was subject to a top marginal tax rate of 24.2%, 24.2% and 22% in 2012, 2013 and 2014, respectively. Eyedentity was subject to a top marginal tax rate of 24.2%, 22% and 22% in 2012, 2013 and 2014, respectively.

Pursuant to the Korea Income Tax Laws, dividends distributed by a foreign invested enterprise to its immediate holding company outside Korea will be subject to 15% withholding tax, unless any such foreign investor’s jurisdiction of incorporation has a tax treaty with Korea that provides for a different withholding arrangement. According to the Korea and Singapore Taxation Arrangement, dividends paid by a foreign invested enterprise in Korea to its direct holding company in Singapore will be subject to withholding tax at a rate of no more than 10% (if the foreign investor owns directly at least 25% of the shares of the foreign invested enterprise). Eyedentity planned to distribute dividends to Games International in 2012, and withholding tax was accrued at 10% in the amount of RMB5.5 million; this amount was was fully paid in 2012. No withholding tax was accrued in 2013. Eyedentity accrued withholding taxes of RMB10.1 million (US$1.6 million) in 2014 based on the 10% withholding tax rate applicable to the profits of Eyedentity that are expected to be distributed to Games International. The accrued withholding tax was not paid by the end of 2014.

Composition of income tax expense

Earnings before income taxes for the years ended December 31, 2012, 2013, and 2014 were taxed within the following jurisdictions (where “mainland” excludes Hong Kong):

	For the years ended December 31,
	2012	2013	2014
	RMB	RMB	RMB
PRC mainland entities	2,361,990	1,870,816	1,465,610
Non-PRC mainland entities	(6,912)	86,982	(189,973)
Total	2,355,078	1,957,798	1,275,637

The current and deferred portions of income tax expense included in the consolidated statements of operations and comprehensive income during the years ended December 31, 2012, 2013 and 2014 are as follows (where “mainland” excludes Hong Kong):

	For the years ended December 31,
	2012	2013	2014
	RMB	RMB	RMB
Current income tax expense
PRC mainland entities	393,630	244,413	121,002
Non-PRC mainland entities	112,833	77,033	55,287
Total	506,463	321,446	176,289
Deferred income tax expense (benefit)
PRC mainland entities	13,049	(24,808)	28,445
Non-PRC mainland entities	(33,933)	(28,721)	(17,416)
Total	(20,884)	(53,529)	11,029
Withholding tax
Non-PRC mainland entities	59,960	54,356	61,310
Income tax expense
PRC mainland entities	406,680	219,605	149,447
Non-PRC mainland entities	138,860	102,668	99,181
Total	545,540	322,273	248,628

Reconciliation of the differences between statutory tax rate and the effective tax rate

The reconciliations between the statutory rate and the Group’s effective tax rate for the years ended December 31, 2012, 2013 and 2014 are as follows:

	For the years ended December 31,
	2012	2013	2014
	RMB	RMB	RMB
Statutory income tax rate (PRC CIT rate)	25%	25%	25%
Effect of preferential tax rates awarded to certain PRC entities	(8)%	(7)%	(11)%
Effect of preferential tax rates retroactively awarded to certain PRC entities	—	(5)%	(5)%
Effect of foreign taxes paid by overseas entities	—	—	4%
Effect of nondeductible expenses associated with tax-exempt entities	—	—	2%
Effect of withholding taxes	3%	3%	5%
Effect of change in valuation allowance	2%	—	—
Tax paid for the sale of equity interests in Eyedentity to Actoz	1%	—	—
Effective income tax rate	23%	16%	20%

During 2014, the Group’s Korean subsidiaries changed, pursuant to Korean tax law and regulations, the manner of accounting for foreign taxes paid. Prior to 2014, foreign taxes were directly credited against tax liabilities, with unused amounts subject to a five year carryforward limitation. In 2014, foreign taxes were treated as tax deductions; however, due to the incurrence of losses, additional net operating losses were created by the tax deductions. These additional losses cannot be carried forward under the applicable tax law and regulations.

The effect of qualified lower tax rates awarded to certain PRC entities, as included in the preceding and following tables, specifically refers to the reduced statutory tax rates awarded by relevant authorities to certain PRC entities for defined periods to high and new technology enterprises, key national software enterprises and software development enterprises as described earlier. The aggregate amount and per share effect of the qualified lower tax rates are as follows:

	For the years ended December 31,
	2012	2013	2014
(in thousands, except per share data)	RMB	RMB	RMB
Aggregate effect	199,217	229,304	230,417
Basic ordinary share effect	0.36	0.43	0.43
Diluted ordinary share effect	0.36	0.43	0.42

Significant components of deferred tax assets and deferred tax liabilities are as follows:

	December 31, 2013	December 31, 2014
	RMB	RMB
Deferred tax assets
Licensing fees and related costs and deferred revenues	24,251	23,312
Temporary differences related to deductible expenses	73,096	47,010
Tax net operating loss carry forward	—	16,222
Other temporary differences	46,166	35,482
Foreign tax credits of Actoz and Eyedentity	205,634	184,930
Less: Valuation allowance	(217,608)	(207,818)
Total deferred tax assets, net of valuation allowance	131,539	99,138
Deferred tax liabilities
Intangible assets arising from business combinations	76,892	55,502
Withholding taxes	61,616	72,490
Total deferred tax liabilities	138,508	127,992

Movement of valuation allowances

	For the years ended December 31,
	2012	2013	2014
	RMB	RMB	RMB
Balance at beginning of year	189,219	215,080	217,608
Current year net addition / (reversal)	37,172	2,528	(9,790)
Current year disposal due to divestitures	(11,311)	—	—
Balance at end of year	215,080	217,608	207,818

Valuation allowances have been provided on certain deferred tax assets due to the uncertainty surrounding their realization. As of December 31, 2012, 2013, and 2014, the majority of valuation allowances were provided because it was more likely than not that the Group would not be able to utilize certain foreign tax credit carry forwards generated by subsidiaries. If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowances will increase net income when those events occur. In 2012, a portion of the valuation allowance was de-recognized as a result of the divestiture of Mochi.

As of December 31, 2014, total tax credit carry forwards were KRW32,241 million (equivalent to RMB182.4 million), among which KRW9,534 million (equivalent to RMB 53.9 million), KRW11,287 million (equivalent to RMB63.9 million), KRW 6,887 million (equivalent to RMB39.0 million), and KRW4,533 million (equivalent to RMB25.6 million) will expire in 2015, 2016, 2017, and 2018, respectively. Also, as of December 31, 2014, there are tax net operating loss carryforwards (on a pre-tax basis prior to application of the tax rate) of RMB16.2 million which will expire in 2016.